UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	July 19, 2005

WellCare Health Plans, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-32209	47-0937650
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

8725 Henderson Road, Renaissance One, Tampa, Florida		33634
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(813) 290-6200

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On July 19, 2005, the Registrant announced that it was awarded a contract between the Georgia Department of Community Health and WellCare of Georgia, Inc., a wholly-owned subsidiary of the Registrant ("WellCare GA"), pursuant to which WellCare GA will arrange or administer Medicaid services in all six service regions of the State of Georgia in exchange for a monthly capitated fee for a one-year term, commencing January 1, 2006, with the option for six renewal periods.

Item 8.01 Other Events.

On July 19, 2005, the Registrant filed a press release announcing the award of the Medicaid contract for all six service regions in Georgia and the Registrant’s intent to hold a live broadcast of a conference call to discuss this development at 1:00 p.m. Eastern time on July 19, 2005. A copy of the press release is attached as Exhibit 99.1 to this Current Report.

Item 9.01 Financial Statements and Exhibits.

99.1 Press release, dated July 19, 2005.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WellCare Health Plans, Inc.

July 19, 2005	By:	Thaddeus Bereday

Name: Thaddeus Bereday
Title: Senior Vice President and General Counsel

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Exhibit Index

Exhibit No.	Description

99.1	Press release, dated July 19, 2005.